Octob
er 27, 1998





Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549


               Re:    Prudential   California
Municipal Fund
                    File No.:  811-4024


Gentleman:

     Enclosed please find the Annual Report on Form N-SAR for the above-referenced Fund for the fiscal year ended August 31, 1998.

         The    enclosed   is   being   filed
electronically via the EDGAR System.

                                   Very truly
yours,


                                          /s/
Deborah A. Docs
                                   Deborah A.
Docs
                                   Assistant
Secretary



DAD/sd
Enclosures